                                                                   EXHIBIT 10.31



                                Amendment No. 1
                                       To
                              Employment Agreement


         The Employment Agreement dated as of March 15, 1994 (the "Agreement"), by Ascent Pediatrics, Inc. and Emmett Clemente is hereby amended as follows as of this 15th day of March, 1999. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

         1. The reference in Section 1 to "March 15, 1999" is hereby deleted and "March 15, 2000" is hereby substituted in lieu thereof.

         2. In all other respects, the Agreement shall remain in full force and effect, and all references in the Agreement to "this Agreement" shall mean the Agreement as amended hereby.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first set forth above.




                                             ASCENT PEDIATRICS, INC.


                                             By: /s/ Alan R. Fox
                                                 -------------------------------
                                                 Alan R. Fox, President




                                             EMPLOYEE


                                             By: /s/ Emmett Clemente
                                                 -------------------------------
                                                 Emmett Clemente